                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-7460

Exact name of registrant as specified in charter:
Delaware Investments Dividend and Income Fund, Inc.

Address of principal executive offices:

2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:

Richelle S. Maestro, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code:  (800) 523-1918

Date of fiscal year end: November 30

Date of reporting period: November 30, 2004

Item 1.  Reports to Stockholders


                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


ANNUAL REPORT NOVEMBER 30, 2004
--------------------------------------------------------------------------------
              DELAWARE INVESTMENTS
              DIVIDEND AND INCOME FUND, INC.












[LOGO]
POWERED BY RESEARCH.(SM)

TABLE
  OF CONTENTS

------------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
------------------------------------------------------------------
PERFORMANCE SUMMARY                                             3
------------------------------------------------------------------
SECTOR ALLOCATION                                               5
------------------------------------------------------------------
FINANCIAL STATEMENTS:

   Statement of Net Assets                                      6

   Statement of Operations                                     11

   Statements of Changes in Net Assets                         12

   Statement of Cash Flows                                     12

   Financial Highlights                                        13

   Notes to Financial Statements                               14
------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM                                      17
------------------------------------------------------------------
OTHER FUND INFORMATION                                         18
------------------------------------------------------------------
BOARD OF DIRECTORS/OFFICERS                                    19
------------------------------------------------------------------

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

PORTFOLIO                    DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
  MANAGEMENT REVIEW          December 10, 2004

FUND MANAGERS

Damon J. Andres
Senior Portfolio Manager

Nancy M. Crouse
Senior Portfolio Manager

Timothy L. Rabe
Senior Portfolio Manager

Q: PLEASE DISCUSS HOW THE MARKETS PERFORMED DURING THE FISCAL YEAR ENDED NOVEMBER 30, 2004.
A: The 12-month period began on a positive note for the U.S. stock market, with prices increasing until early April. The market then undertook a rather lengthy period of choppiness, owing to investor uncertainty that stemmed from the political environment, rapidly rising oil prices, ongoing geopolitical unrest, and the potential for slowing economic growth, among other key factors (source:
Lipper Inc.).

With the recent conclusion of the presidential election, at least one element of uncertainty has been effectively removed, which is encouraging. Recent data suggests that continued economic growth appears to be intact and that job growth has accelerated (source: U.S. Bureau of Labor Statistics). Also, oil prices reached the lofty level of $55 per barrel range in October, but retreated somewhat in the final month of the period. In general, higher energy prices have neither caused a spike in overall inflation in the U.S., nor have they held back consumer spending (source: Bloomberg L.P.). Lastly, the Federal Reserve has managed the increase in short-term rates in a way that has not seemed to have had a negative impact on the stock market.

During the 12-month period, some of the best-performing sectors of the S&P 500 Index were those typically preferred by investors for their defensive characteristics, such as the utilities group. Aggressive stocks, like those found in the technology sector, trailed the broad market in 2004, which we take as an indication of the risk aversion present in the market.

Q: HOW DID THE FUND PERFORM VERSUS ITS BENCHMARK INDEX AND FUND PEER GROUP FOR THE 12-MONTH PERIOD ENDED NOVEMBER 30, 2004?
A: Delaware Investments Dividend and Income Fund, Inc. returned +20.29% (at net asset value with distributions reinvested) for the fiscal year ended November 30, 2004. For the same period, the Fund's benchmark, the Standard & Poor's (S&P) 500 Index appreciated +12.85% and its peer group, as measured by the Lipper Closed-End Income and Preferred Stock Funds average, rose +12.61% (source:
Lipper Inc.).

Q: HOW DID THE FUND'S FIXED INCOME INVESTMENTS PERFORM FOR THE 12-MONTH PERIOD ENDED NOVEMBER 30, 2004?
A: The Fund invests in high-yield corporate bonds, a market not to be left out of the generally favorable investment climate for the fiscal year ended November 30, 2004. Given the typically low yields associated with many income-oriented securities during 2004, high-yielding corporate bonds appealed to investors, particularly given the generally strengthening nature of corporate balance sheets (source: U.S. Bureau of Economic Analysis). The Bear Stearns High Yield Index, our benchmark for this portion of the Fund, gained a solid +12.02% for the 12-month period (source: Bloomberg L.P.).

We generated excess return across many areas of this high-yield corporate bond market, which we credit to our focus on stringent market and securities research in an attempt to identify securities with appealing fundamentals and attractive valuations. We have continued to dig deeply into both new issue niche credits and battered issues that we believe may recover. Also, we have continued to focus on some smaller issuing companies, which have generally been out of favor but that have tended to possess solid fundamentals and favorable relative value. During the 12-month period, we favored the cable, chemical, and packaging sectors, while we remained cautious of bonds issued by airline, broadcasting, and lodging-type companies.

Q: PLEASE DESCRIBE THE PERFORMANCE OF THE FUND'S STOCKS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2004.
A: In general, Fund performance benefited from the general shift in investor preference from more aggressive types of common stocks, as with those associated with the technology arena, for those with more stable operations and a general orientation toward paying dividends. Specifically, the Fund's common stocks lagged the Russell 1000 Value Index, with our security selection and sector allocations impacting Fund return (source: Wilshire Associates, Inc.).

Among preferred securities, a light fall calendar kept investor focus on secondary issues, with the bank sector being rather strong. Agency-related preferred securities exhibited volatility due to ongoing concerns about the status of such government-sponsored enterprises (source: Citigroup Global Markets Inc.).

Q: WHAT IS THE FUND'S POSITION ON REAL ESTATE INVESTMENT TRUSTS?
A: The Fund invests in real estate investment trusts (REITs), which rebounded nicely from the slump they experienced during the second quarter of 2004. Throughout April, REITs were treated unfairly in our opinion, with many investors treating them like bonds due to competitive income streams. REITs got caught up in a general decline in bond prices, which began when economic data signaled that interest rates might move higher. When the interest rate environment calmed and the economy continued on its expansionary path, investor interest in REITs resumed, leading to strong performances for the 12-month period; the NAREIT Equity REIT Index appreciated +29.88% for the fiscal year (source: NAREIT, Inc.).

Q: WHAT INDIVIDUAL BONDS PERFORMED WELL AND WHICH ONES DISAPPOINTED DURING THE 12-MONTH PERIOD?
A: Portola Packaging faced some short-term financing challenges during the 12 months while Advanced Accessory Holdings experienced weakness that typified the automotive sector. The bonds of chemical manufacturer Rhodia, while struggling through much of the period, exhibited a measure of strength in the closing months of the fiscal year. We believe these bonds continue to hold upside potential, and we thus held them in the portfolio as of fiscal year-end. Bonds that exhibited strength included those of Kmart, which reflected what we believe has been a carefully engineered rebuilding process, including the purchase of Sears and select real estate sales. We sold our holdings during the year. Another retailer whose bonds benefited the Fund was J. Crew. Also, we saw our exposure to Gold Kist appreciate, as the poultry producer announced an initial public offering (IPO) during the period and benefited from rising chicken prices, given health-related concerns involving beef.

Q: PLEASE NAME SOME REIT INVESTMENTS THAT PERFORMED WELL DURING THE FISCAL YEAR AND SOME THAT DID NOT.

A: We underperformed in the apartment sector. Our position in Apartment Investment and Management Company (AIMCO) gained nearly 10 percent during the fiscal year, yet lagged the market due to continued sector weakness brought about by aggressive multifamily construction and the attractiveness of low mortgage rates for potential renters. We sold this position during the period. Within this same sector, we gained 37 percent during the fiscal year with our position in Simon Property Group, which largely manages higher-end retail properties. We maintained our position in Simon Property at period-end, as we did Ramco-Gershenson Properties, a strip mall manager that modestly underperformed the market due to a convertible security issuance and investor concern for the prospects of the stores that anchor Ramco's properties. In the industrial/office space, we benefited from a position in Reckson Associates, which gained 42 percent for the fiscal year. Rising a similar amount was MortgageIT Holdings, a company that performed well due to the continued solid housing environment.

Q: WHAT COMMON STOCKS DID NOT LIVE UP TO YOUR EXPECTATIONS DURING THE FISCAL
YEAR?
A: We lost a measure of performance with consumer growth stocks, which had the greatest downside influence on Fund performance. Big name pharmaceuticals struggled during the period, and our positions in Merck and Pfizer experienced poor performance. Although our position in Kellogg gained 25 percent during the fiscal year, in general the portfolio's consumer staples names also did not experience a favorable environment for the period, and our overweighting in underperforming food and beverage stocks also caused a drag on Fund return. Lastly, Morgan Stanley, which declined six percent during the period, weighed on the performance of our non-bank financial stocks for the 12-month period.

Q: CONVERSELY, COULD YOU IDENTIFY SOME ISSUES THAT GENERATED EXCESS RETURN FOR THE FUND?
A: Fortunately, we gained excess return in our banking stocks, among which Bank of America led the way with a 27 percent appreciation for the 12-month period. We also enjoyed sound performance with Starwood Hotels and Resorts, which rose 55 percent for the fiscal year due to a resurgence in travel and leisure-related activities. The dramatic run up in petroleum prices during the period greatly affected energy-related companies, with Kerr-McGee and ChevronTexaco gaining 53 percent and 50 percent, respectively. Our belief that the economy's continued expansion might benefit the basic materials group resulted in solid gains for the fiscal year in Dow Chemical, up 38 percent, and Packaging Corporation of America, which rose 21 percent. We sold our holdings of Packaging Corporation during the year.

DELAWARE
  INVESTMENTS DIVIDEND AND INCOME FUND, INC.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A rise/fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Instances of high double-digit returns are highly unusual and cannot be sustained and were achieved primarily during favorable market conditions.

FUND PERFORMANCE
Average Annual Total Returns
Through November 30, 2004          Lifetime   10 Years    Five Years    One Year
--------------------------------------------------------------------------------
At Market Price                     +8.53%     +10.77%      +12.14%      +7.78%
At Net Asset Value                 +10.06%     +11.24%      +11.09%     +20.29%
--------------------------------------------------------------------------------

Returns reflect reinvestment of all distributions. Shares of the Fund were initially offered with a sales charge of 6.0%. Performance since inception does not include the sales charge or any brokerage commissions for purchases made since inception. Past performance is not a guarantee of future results.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or sale of Fund shares.

FUND BASICS
As of November 30, 2004
--------------------------------------------------------------------------------
FUND OBJECTIVES:
The Fund seeks to achieve high current income. Capital appreciation is a secondary objective.
--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:
$166.93 million
--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:
239
--------------------------------------------------------------------------------
FUND START DATE:
March 26, 1993
--------------------------------------------------------------------------------
YOUR FUND MANAGERS:

Damon J. Andres earned a bachelor's degree in business administration with an emphasis in finance and accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he performed investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres is a CFA charterholder.

Nancy M. Crouse earned a bachelor's degree form Lafayette College and an MBA from the University of Pittsburgh. Before joining Delaware Investments in 1993, she served as vice president at CoreStates Investment Advisers, where she performed securities analysis and managed balanced portfolios. Ms. Crouse is a CFA charterholder.

Timothy L. Rabe received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, he was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. Mr. Rabe is a CFA charterholder.
--------------------------------------------------------------------------------
NYSE SYMBOL:
DDF
--------------------------------------------------------------------------------

DELAWARE
  INVESTMENTS DIVIDEND AND INCOME FUND, INC.

MARKET PRICE VS. NET ASSET VALUE
November 30, 2003 through November 30, 2004


                 DELAWARE DIVIDEND &      DELAWARE DIVIDEND &
                 INCOME FUND, INC.-          INCOME FUND,
                    MARKET PRICE              INC.- NAV
     11/30/03          $11.84                  $11.70
     12/31/03          $12.10                  $12.35
      1/31/04          $12.56                  $12.47
      2/29/04          $12.23                  $12.57
      3/31/04          $12.40                  $12.65
      4/30/04          $10.84                  $11.85
      5/31/04          $11.08                  $11.95
      6/30/04          $11.02                  $12.20
      7/31/04          $10.85                  $11.98
      8/31/04          $11.31                  $12.26
      9/30/04          $11.55                  $12.36
     10/31/04          $12.50                  $12.50
     11/30/04          $11.76                  $12.96


Past performance is not a guarantee of future results.

PERFORMANCE OF A $10,000 INVESTMENT
November 30, 1994 through November 30, 2004

                                            DELAWARE
                       DELAWARE            INVESTMENTS         LIPPER CLOSED-END      LIPPER CLOSED-END
                     INVESTMENTS        DIVIDEND & INCOME     INCOME & PREFERRED      INCOME & PREFERRED
                   DIVIDEND & INCOME      FUND, INC. @         STOCK FUNDS AVG        STOCK FUNDS AVG @
                   FUND, INC. @ NAV       MARKET PRICE             @ (NAV)             (MARKET PRICE)
    11/30/94            $10,000             $10,000                $10,000                 $10,000
    11/30/95            $12,072             $12,871                $12,036                 $12,874
    11/30/96            $14,620             $16,819                $13,483                 $14,640
    11/30/97            $18,600             $19,903                $15,667                 $16,575
    11/30/98            $18,578             $21,555                $16,869                 $18,164
    11/30/99            $17,129             $15,836                $16,067                 $15,742
    11/30/00            $17,329             $18,969                $17,303                 $17,157
    11/30/01            $19,412             $24,698                $18,614                 $21,718
    11/30/02            $18,954             $20,010                $17,429                 $20,808
    11/30/03            $24,096             $26,053                $19,729                 $25,787
  11/30/2004            $28,985             $28,080                $22,253                 $28,064

Chart assumes $10,000 invested on November 30, 1994 and reflects the reinvestment of all distributions at market value. Performance of the Fund and the Lipper peer group at market value are based on market performance during the period. Performance of the Fund and the Lipper peer group at net asset value are based on the fluctuations in net asset value during the period. The chart also assumes $10,000 invested in the Lipper Closed-End Income and Preferred Stock Funds Average at Market Price and at Net Asset Value. Returns plotted were as of the last day of each month shown. Delaware Investments Dividend and Income Fund, Inc. was initially offered with a sales charge of 6.0%. Performance since inception does not include fees, the initial sales charge, or any brokerage commissions for purchases made since inception. Investments in the Fund are not available at net asset value. The Lipper Closed-End Income and Preferred Stock Funds Average represents the average return of closed-end income and preferred stock mutual funds tracked by Lipper (Source: Lipper Inc.). Past performance is not a guarantee of future results.

SECTOR ALLOCATION                                        As of November 30, 2004
  DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.

The SEC adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semiannual shareholder reports, whether or not a schedule of investments is utilized. The following chart lists the Fund's categories of portfolio holdings as a percent of total net assets and is provided in compliance with such requirement.

                                                             PERCENTAGE
SECTOR                                                     OF NET ASSETS
--------------------------------------------------------------------------------
COMMON STOCK                                                   77.71%
--------------------------------------------------------------------------------
Aerospace & Defense                                             0.68%

Automobiles & Automotive Parts                                  2.38%

Banking, Finance & Insurance                                   10.53%

Capital Goods - Manufacturing                                   0.01%

Chemicals                                                       3.02%

Computers & Technology                                          2.32%

Consumer Products                                               1.09%

Electronics & Electrical Equipment                              2.38%

Energy                                                          4.81%

Food, Beverage & Tobacco                                        5.80%

Healthcare REITs                                                0.21%

Healthcare & Pharmaceuticals                                    4.94%

Industrial REITs                                                1.51%

Investment Companies                                            1.77%

Mall REITs                                                      5.65%

Manufactured Housing REITs                                      0.38%

Media                                                           0.09%

Mortgage REITs                                                  5.95%

Multifamily REITs                                               1.47%

Office/Industrial REITs                                         8.00%

Paper & Forest Products                                         1.79%

Real Estate Operating Companies                                 2.39%

Retail                                                          0.11%

Retail Strip Centers REITs                                      2.08%

Technology                                                      0.99%

Telecommunications                                              4.32%

Utilities                                                       3.04%
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK                                     5.17%
--------------------------------------------------------------------------------
Banking, Finance & Insurance                                    1.41%

Capital Goods -- Manufacturing                                  0.07%

Consumer Products                                               1.43%

Environmental Services                                          0.51%

Real Estate                                                     0.80%

Telecommunications                                              0.95%

                                                             PERCENTAGE
SECTOR                                                     OF NET ASSETS
--------------------------------------------------------------------------------
PREFERRED STOCK                                                 6.24%
--------------------------------------------------------------------------------
Leisure, Lodging & Entertainment                                0.90%

Real Estate                                                     4.39%

Utilities                                                       0.95%
--------------------------------------------------------------------------------
CONVERTIBLE BONDS                                               5.47%
--------------------------------------------------------------------------------
Capital Goods - Manufacturing                                   0.23%

Consumer Cyclical                                               3.00%

Media                                                           0.06%

Technology                                                      0.33%

Telecommunications                                              1.18%

Transportation & Shipping                                       0.12%

Utilities                                                       0.55%
--------------------------------------------------------------------------------
CORPORATE BONDS                                                34.34%
--------------------------------------------------------------------------------
Basic Materials                                                 3.72%

Capital Goods - Manufacturing                                   2.83%

Consumer Cyclical                                               7.49%

Consumer Non-Cyclical                                           2.96%

Energy                                                          1.49%

Finance                                                         1.57%

Media                                                           5.05%

Technology                                                      0.68%

Telecommunications                                              3.10%

Transportation & Shipping                                       1.55%

Utilities                                                       3.90%
--------------------------------------------------------------------------------
MUNICIPAL BONDS                                                 0.14%
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS                                       3.18%
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL                                  11.38%
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                              143.63%
--------------------------------------------------------------------------------
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL            (11.38%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER PAYABLE                                      (32.85%)
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 0.60%
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
--------------------------------------------------------------------------------

STATEMENT                    DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
  OF NET ASSETS              November 30, 2004

                                                         Number of      Market
                                                          Shares        Value
COMMON STOCK - 77.71%
Aerospace & Defense - 0.68%
  Northrop Grumman                                        20,129     $ 1,133,867
                                                                     -----------
                                                                       1,133,867
                                                                     -----------
Automobiles & Automotive Parts - 2.38%
 ^General Motors                                          39,900       1,539,741
  Goodrich (B.F.)                                         76,400       2,425,700
                                                                     -----------
                                                                       3,965,441
                                                                     -----------
Banking, Finance & Insurance - 10.53%
  Bank of America                                         53,400       2,470,818
 #Fieldstone Investments 144A                            100,000       1,725,000
 ^Friedman Billings Ramsey Group Class A                  95,495       1,825,864
  J.P. Morgan Chase                                       44,700       1,682,955
  MBNA                                                   108,100       2,871,136
  Mellon Financial                                        85,100       2,486,622
  Morgan Stanley                                          57,300       2,907,974
  Wells Fargo                                             26,400       1,630,728
                                                                     -----------
                                                                      17,601,097
                                                                     -----------
Capital Goods - Manufacturing - 0.01%
  +Foster Wheeler                                            634           9,020
                                                                     -----------
                                                                           9,020
                                                                     -----------
Chemicals - 3.02%
  Dow Chemical                                           100,000       5,047,000
                                                                     -----------
                                                                       5,047,000
                                                                     -----------
Computers & Technology - 2.32%
 +Intuit                                                  50,700       2,121,288
  Pitney Bowes                                            40,000       1,750,800
                                                                     -----------
                                                                       3,872,088
                                                                     -----------
Consumer Products - 1.09%
  Procter & Gamble                                        34,000       1,818,320
                                                                     -----------
                                                                       1,818,320
                                                                     -----------
Electronics & Electrical Equipment - 2.38%
  Emerson Electric                                        25,000       1,670,500
  General Electric                                        65,100       2,301,936
                                                                     -----------
                                                                       3,972,436
                                                                     -----------
Energy - 4.81%
  ChevronTexaco                                           56,000       3,057,600
  Exxon Mobil                                             40,000       2,050,000
  Kerr-McGee                                              45,300       2,819,019
^+Petroleum Geo-Services ADR                               1,989         110,162
                                                                     -----------
                                                                       8,036,781
                                                                     -----------
Food, Beverage & Tobacco - 5.80%
  Anheuser-Busch                                          49,900       2,499,491
  General Mills                                           58,900       2,679,361
  Kellogg                                                 47,500       2,075,750
  PepsiCo                                                 48,600       2,425,626
                                                                     -----------
                                                                       9,680,228
                                                                     -----------
Healthcare REIT's - 0.21%
 #Medical Properties Trust 144A                           35,000         350,000
                                                                     -----------
                                                                         350,000
                                                                     -----------

                                                         Number of      Market
                                                          Shares        Value
COMMON STOCK (continued)
Healthcare & Pharmaceuticals - 4.94%
  Abbott Laboratories                                     35,000     $ 1,468,600
  Merck                                                   30,800         863,016
  Pfizer                                                  59,400       1,649,538
 +Tenet Healthcare                                       177,400       1,924,790
  Wyeth                                                   58,800       2,344,356
                                                                     -----------
                                                                       8,250,300
                                                                     -----------
Industrial REIT's - 1.51%
  AMB Property                                            63,300       2,528,835
                                                                     -----------
                                                                       2,528,835
                                                                     -----------
Investment Companies - 1.77%
 ^Gladstone Capital                                      120,300       2,950,959
                                                                     -----------
                                                                       2,950,959
                                                                     -----------
Mall REIT's - 5.65%
  General Growth Properties                              113,538       3,895,489
  Simon Property Group                                    89,200       5,537,536
                                                                     -----------
                                                                       9,433,025
                                                                     -----------
Manufactured Housing REIT's - 0.38%
  Sun Communities                                         16,000         630,880
                                                                     -----------
                                                                         630,880
                                                                     -----------
Media - 0.09%
^+XM Satellite Radio Holdings Class A                      4,000         147,640
                                                                     -----------
                                                                         147,640
                                                                     -----------
Mortgage REIT's - 5.95%
 ^American Home Mortgage Investment                       98,400       3,221,616
+#KKR Financial 144A                                     182,600       1,853,390
  MortgageIT Holdings                                    187,000       3,197,700
  Saxon Capital                                           30,000         681,000
  Sunset Financial Resources                              94,400         979,872
                                                                     -----------
                                                                       9,933,578
                                                                     -----------
Multifamily REIT's - 1.47%
  BRE Properties Class A                                  41,300       1,678,432
  Camden Property Trust                                   15,700         769,771
                                                                     -----------
                                                                       2,448,203
                                                                     -----------
Office/Industrial REIT's - 8.00%
  Duke Realty                                             83,900       2,898,744
  Equity Office Properties Trust                          92,400       2,536,380
  Liberty Property Trust                                  60,270       2,471,070
  Prentiss Properties Trust                               73,572       2,750,857
  Reckson Associates Realty                               83,420       2,701,140
                                                                     -----------
                                                                      13,358,191
                                                                     -----------
Paper & Forest Products - 1.79%
  International Paper                                     40,000       1,660,800
  Weyerhaeuser                                            20,000       1,320,000
                                                                     -----------
                                                                       2,980,800
                                                                     -----------
Real Estate Operating Companies - 2.39%
  Starwood Hotels & Resorts Worldwide                     76,200       3,984,498
                                                                     -----------
                                                                       3,984,498
                                                                     -----------

STATEMENT                    DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
  OF NET ASSETS (CONTINUED)

                                                         Number of      Market
                                                          Shares        Value
COMMON STOCK (continued)
Retail - 0.11%
^+Kmart Holding                                            1,750     $   179,953
                                                                     -----------
                                                                         179,953
                                                                     -----------
Retail Strip Centers REIT's - 2.08%
 ^Ramco-Gershenson Properties                            114,300       3,478,149
                                                                     -----------
                                                                       3,478,149
                                                                     -----------
Technology - 0.99%
  Intel                                                   74,200       1,658,370
                                                                     -----------
                                                                       1,658,370
                                                                     -----------
Telecommunications - 4.32%
  Alltel                                                  63,500       3,599,815
  BCE                                                    148,900       3,610,825
                                                                     -----------
                                                                       7,210,640
                                                                     -----------
Utilities - 3.04%
  Dominion Resources                                      36,600       2,396,202
  FPL Group                                               38,000       2,672,540
                                                                     -----------
                                                                       5,068,742
                                                                     -----------
TOTAL COMMON STOCK (cost $103,955,466)                               129,729,041
                                                                     -----------
CONVERTIBLE PREFERRED STOCK - 5.17%
Banking, Finance & Insurance - 1.41%
  Chubb 7.00%                                             15,000         440,550
  Lehman Brothers Holdings 6.25%                          16,000         416,000
  National Australia Bank Units 7.875%                    40,000       1,498,000
                                                                     -----------
                                                                       2,354,550
                                                                     -----------
Capital Goods - Manufacturing - 0.07%
  Foster Wheeler Series B 0.00%                              120         111,162
                                                                     -----------
                                                                         111,162
                                                                     -----------
Consumer Products - 1.43%
  Newell Financial Trust I 5.25%                          52,600       2,386,725
                                                                     -----------
                                                                       2,386,725
                                                                     -----------
Environmental Services - 0.51%
  Allied Waste Industries 6.25%                           16,200         850,338
                                                                     -----------
                                                                         850,338
                                                                     -----------
Real Estate - 0.80%
  Crescent Real Estate 6.75%                              62,600       1,337,762
                                                                     -----------
                                                                       1,337,762
                                                                     -----------
Telecommunications - 0.95%
  Lucent Technologies Capital Trust I 7.75%                1,300       1,582,022
                                                                     -----------
                                                                       1,582,022
                                                                     -----------
TOTAL CONVERTIBLE PREFERRED STOCK
  (cost $8,963,550)                                                    8,622,559
                                                                     -----------

                                                         Number of      Market
                                                          Shares        Value
PREFERRED STOCK - 6.24%
Leisure, Lodging & Entertainment - 0.90%
  WestCoast Hospitality Capital Trust 9.50%                58,000     $1,508,000
                                                                      ----------
                                                                       1,508,000
                                                                      ----------
Real Estate - 4.39%
  Equity Inns Series B 8.75%                               35,700        953,190
  LaSalle Hotel Properties 10.25%                         113,200      3,182,052
  Ramco-Gershenson Properties 9.50%                        40,000      1,104,400
  SL Green Realty 7.625%                                   80,000      2,075,000
                                                                      ----------
                                                                       7,314,642
                                                                      ----------
Utilities - 0.95%
  Public Service Enterprise Group 10.25%                   27,200      1,585,760
  TNP Enterprises PIK 14.50%                                    1             72
                                                                      ----------
                                                                       1,585,832
                                                                      ----------
TOTAL PREFERRED STOCKS (cost $9,564,940)                              10,408,474
                                                                      ----------

                                                       Principal
                                                         Amount
CONVERTIBLE BONDS - 5.47%
Capital Goods - Manufacturing - 0.23%
 #Tyco International Group 144A
    2.75% 1/15/18                                      $  250,000        383,125
                                                                      ----------
                                                                         383,125
                                                                      ----------
Consumer Cyclical - 3.00%
 #Gap 144A 5.75% 3/15/09                                1,825,000      2,523,062
  Meristar Hospitality 9.50% 4/1/10                     1,100,000      1,332,375
 #Regal Entertainment Group 144A
    3.75% 5/15/08                                         550,000        756,938
 #Saks 144A 2.00% 3/15/24                                 425,000        405,875
                                                                      ----------
                                                                       5,018,250
                                                                      ----------
Media - 0.06%
 #Charter Communications 144A
    5.875% 11/16/09                                       100,000        107,000
                                                                      ----------
                                                                         107,000
                                                                      ----------
Technology - 0.33%
 #Mercury Interactive 144A 4.75% 7/1/07                   550,000        552,063
                                                                      ----------
                                                                         552,063
                                                                      ----------
Telecommunications - 1.18%
 #Nextel Partners 144A 1.50% 11/15/08                     800,000      1,966,000
                                                                      ----------
                                                                       1,966,000
                                                                      ----------
Transportation & Shipping - 0.12%
 #ExpressJet Holdings 144A 4.25% 8/1/23                   200,000        197,000
                                                                      ----------
                                                                         197,000
                                                                      ----------
Utilities - 0.55%
 #CenterPoint Energy 144A 3.75% 5/15/23                   800,000        914,000
                                                                      ----------
                                                                         914,000
                                                                      ----------
TOTAL CONVERTIBLE BONDS (cost $6,598,688)                              9,137,438
                                                                      ----------

STATEMENT                    DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
  OF NET ASSETS (CONTINUED)

                                                       Principal        Market
                                                         Amount         Value
CORPORATE BONDS - 34.34%
Basic Materials - 3.72%
  Abitibi-Consolidated 6.95% 12/15/06                  $   50,000     $   51,938
 #Boise Cascade 144A 7.125% 10/15/14                      250,000        262,500
  Fort James 7.75% 11/15/23                             1,150,000      1,333,999
^#Huntsman 144A 11.75% 7/15/12                            500,000        591,250
  Ispat Inland 9.75% 4/1/14                               100,000        121,250
 ^Lyondell Chemical 9.875% 5/1/07                         250,000        264,375
 ^Nalco 8.875% 11/15/13                                   275,000        304,906
^#Newark Group 144A 9.75% 3/15/14                         450,000        479,250
 #Port Townsend Paper 144A 11.00% 4/15/11                 450,000        479,250
  Potlatch 12.50% 12/1/09                                 475,000        586,984
  Rhodia 8.875% 6/1/11                                    545,000        536,825
  Smurfit Capital Funding 7.50% 11/20/25                  500,000        500,000
^+Solutia 6.72% 10/15/37                                  700,000        472,500
  Witco 6.875% 2/1/26                                     250,000        226,250
                                                                      ----------
                                                                       6,211,277
                                                                      ----------
Capital Goods - Manufacturing - 2.83%
  Aearo 8.25% 4/15/12                                     200,000        207,000
 ^AEP Industries 9.875% 11/15/07                          375,000        381,563
  Armor Holdings 8.25% 8/15/13                            350,000        392,875
  Cenveo 7.875% 12/1/13                                   150,000        142,500
 #Flextronics International 144A
    6.25% 11/15/14                                        150,000        147,375
 ^Foster Wheeler 10.359% 9/15/11                          206,250        219,656
 #Geo Subordinate 144A 11.00% 5/15/12                     450,000        452,250
 #Graham Packaging 144A 9.875% 10/15/14                   350,000        367,500
  IESI 10.25% 6/15/12                                     500,000        583,749
 #IMCO Recycling 144A 9.00% 11/15/14                      150,000        155,625
  Interline Brands 11.50% 5/15/11                         480,000        537,600
 *Mueller Holdings 14.75% 4/15/14                         325,000        221,000
 #Owens-Brockway 144A 6.75% 12/1/14                       250,000        251,875
 #Park-Ohio Industries 144A 8.375% 11/15/14               175,000        175,438
  Portola Packaging 8.25% 2/1/12                          150,000        114,375
  Radnor Holdings 11.00% 3/15/10                          175,000        144,375
o#Radnor Holdings 144A 8.82% 4/15/09                      235,000        238,525
                                                                      ----------
                                                                       4,733,281
                                                                      ----------
Consumer Cyclical - 7.49%
 ^Adesa 7.625% 6/15/12                                    200,000        211,000
 *Advanced Accessory Holdings
    13.25% 12/15/11                                       600,000        273,000
 ^Advanced Accessory Systems
     10.75% 6/15/11                                       225,000        214,875
  Ameristar Casinos 10.75% 2/15/09                        775,000        864,125
 +Avado Brands 9.75% 6/1/06                               230,000         83,950
  Boyd Gaming 9.25% 8/1/09                                800,000        865,000
 Caesars Entertainment 9.375% 2/15/07                     125,000        137,813
^#Collins & Aikman Products 144A
    12.875% 8/15/12                                       450,000        389,250
^#Denny's 144A 10.00% 10/1/12                             300,000        316,500
  Gaylord Entertainment 8.00% 11/15/13                    175,000        189,875
 #Gaylord Entertainment 144A
    6.75% 11/15/14                                        225,000        226,125
  Interface 10.375% 2/1/10                                350,000        404,250
  J Crew Operating 10.375% 10/15/07                       485,000        497,125

                                                       Principal        Market
                                                         Amount         Value
CORPORATE BONDS (continued)
Consumer Cyclical (continued)
 #Loehmanns Capital 144A 13.00% 10/1/11               $    75,000    $    72,750
 #Lone Star Industries 144A 8.85% 6/15/05                 300,000        306,911
 ^Mandalay Resort Group 10.25% 8/1/07                     525,000        597,188
  MGM Mirage 9.75% 6/1/07                                 625,000        696,094
  O'Charleys 9.00% 11/1/13                                430,000        452,575
 ^Office Depot 10.00% 7/15/08                             480,000        576,000
  Penn National Gaming 11.125% 3/1/08                     600,000        644,250
  Perkins Family Restaurants
    10.125% 12/15/07                                       20,000         20,550
  Petco Animal Supplies 10.75% 11/1/11                    170,000        199,750
  Royal Caribbean Cruises 7.25% 3/15/18                   350,000        380,625
 *Town Sports International 11.00% 2/1/14                 400,000        224,000
  Venetian Casino Resort 11.00% 6/15/10                   775,000        887,375
 +Venture Holdings 12.00% 6/1/09                          425,000          2,656
 ^VICORP Restaurant 10.50% 4/15/11                        250,000        250,000
  Warnaco 8.875% 6/15/13                                  500,000        553,750
  Wheeling Island Gaming 10.125% 12/15/09                 525,000        565,688
 ^Wynn Las Vegas 12.00% 11/1/10                           675,000        853,875
 #Wynn Las Vegas 144A 6.625% 12/1/14                      550,000        543,125
                                                                     -----------
                                                                      12,500,050
                                                                     -----------
Consumer Non-Cyclical - 2.96%
 ^Ameripath 10.50% 4/1/13                                 350,000        362,250
 #Commonwealth Brands 144A
    10.625% 9/1/08                                        460,000        480,700
  Corrections Corporation of America
    9.875% 5/1/09                                         125,000        141,250
  Cott Beverages 8.00% 12/15/11                            50,000         54,625
  Gold Kist 10.25% 3/15/14                                 28,000         32,620
  HCA 5.50% 12/1/09                                       200,000        199,255
 #Jean Coutu Group 144A 8.50% 8/1/14                      300,000        306,000
 #Le-Natures 144A 10.00% 6/15/13                          465,000        516,150
 #Mariner Health Care 144A 8.25% 12/15/13                 675,000        811,316
 ^Province Healthcare 7.50% 6/1/13                        625,000        706,250
  True Temper Sports 8.375% 9/15/11                       200,000        179,000
  Universal Hospital Services 10.125% 11/1/11             290,000        307,400
^#US Oncology 144A 10.75% 8/15/14                         375,000        430,313
*#Vanguard Health 144A 11.25% 10/1/15                     650,000        409,500
                                                                     -----------
                                                                       4,936,629
                                                                     -----------
Energy - 1.49%
  El Paso Production Holding 7.75% 6/1/13                 550,000        576,125
 #Hilcorp Energy 144A 10.50% 9/1/10                       400,000        456,000
 #Hornbeck Offshore 144A 6.125% 12/1/14                   500,000        496,250
  Petroleum Geo-Services
    8.00% 11/5/06                                         200,159        204,162
    10.00% 11/5/10                                        524,909        601,021
o#Secunda International 144A
    9.76% 9/1/12                                          155,000        153,450
                                                                     -----------
                                                                       2,487,008
                                                                     -----------
                                       8

STATEMENT                    DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
  OF NET ASSETS (CONTINUED)

                                                       Principal        Market
                                                         Amount         Value
CORPORATE BONDS (continued)
Finance - 1.57%
 #BCP Caylux Holdings 144A
    9.625% 6/15/14                                     $  200,000     $  225,500
  BF Saul REIT 7.50% 3/1/14                               125,000        128,750
  Bluewater Finance 10.25% 2/15/12                        265,000        288,850
^#E TRADE Financial 144A 8.00% 6/15/11                    530,000        568,425
 #Farmers Exchange Capital 144A
    7.20% 7/15/48                                         250,000        248,824
  FINOVA Group 7.50% 11/15/09                             803,000        389,455
  Labranche & Company 11.00% 5/15/12                      275,000        295,625
  Midland Funding II 11.75% 7/23/05                        60,226         63,223
  Tanger Properties 9.125% 2/15/08                        350,000        393,750
                                                                      ----------
                                                                       2,602,402
                                                                      ----------
Media - 5.05%
  +Adelphia Communications 8.125% 7/15/03                 525,000        467,250
   American Media Operation 10.25% 5/1/09                 200,000        210,000
   Avalon Cable 11.875% 12/1/08                           504,168        528,116
   Charter Communications Holdings
   ^*12.125% 1/15/12                                    1,600,000        992,000
        10.75% 10/1/09                                    175,000        152,250
  ^CSC Holdings 10.50% 5/15/16                            750,000        853,125
   Dex Media West 9.875% 8/15/13                          125,000        145,000
   Insight Midwest 10.50% 11/1/10                       1,050,000      1,154,999
  ^Lodgenet Entertainment 9.50% 6/15/13                   945,000      1,048,950
   Mediacom Capital 8.50% 4/15/08                         325,000        333,125
   Nextmedia Operating 10.75% 7/1/11                      200,000        224,750
   PEI Holdings 11.00% 3/15/10                            400,000        466,000
   Rogers Cablesystems 10.00% 3/15/05                     700,000        714,000
   Sheridan Acquisition 10.25% 8/15/11                    325,000        356,688
  #Warner Music Group 144A
     7.375% 4/15/14                                       200,000        206,000
   XM Satellite Radio 12.00% 6/15/10                      500,000        595,000
                                                                      ----------
                                                                       8,447,253
                                                                      ----------
Technology - 0.68%
  ^Chippac International 12.75% 8/1/09                    485,000        518,562
 ^#Stats Chippac 144A 6.75% 11/15/11                      300,000        296,250
   Stratus Technologies 10.375% 12/1/08                   350,000        315,000
                                                                      ----------
                                                                       1,129,812
                                                                      ----------
Telecommunications - 3.10%
 o#AirGate PCS 144A 5.85% 10/15/11                        175,000        179,813
   Alaska Communications Systems Holdings
     9.875% 8/15/11                                       175,000        184,625
   Centennial Cellular Operating
     10.125% 6/15/13                                      500,000        547,500
  ^Cincinnati Bell 8.375% 1/15/14                         625,000        626,562
   Citizens Communications 8.50% 5/15/06                   75,000         80,719
^*#Inmarsat Finance 144A 10.375% 11/15/12                 325,000        225,875
  ^Intelsat 6.50% 11/1/13                                 350,000        298,855
  #iPCS Escrow 144A 11.50% 5/1/12                         200,000        221,000
   MCI
    5.908% 5/1/07                                         250,000        253,750
    6.688% 5/1/09                                         225,000        227,250
   MetroPCS 10.75% 10/1/11                                225,000        237,375
  #New Skies Satellite 144A 9.125% 11/1/12                425,000        435,625
  #Qwest 144A 7.875% 9/1/11                                75,000         80,438
  #Qwest Services 144A 14.00% 12/15/10                    525,000        624,749
  #UbiquiTel Operating 144A 9.875% 3/1/11                 200,000        220,500
o^#US LEC 144A 10.67% 10/1/09                             225,000        223,875

                                                       Principal        Market
                                                         Amount         Value
CORPORATE BONDS (continued)
Telecommunications (continued)
  US Unwired 10.00% 6/15/12                          $   450,000     $   498,375
                                                                     -----------
                                                                       5,166,886
                                                                     -----------
Transportation & Shipping - 1.55%
 #Horizon Lines 144A 9.00% 11/1/12                       300,000         329,250
 ^Kansas City Southern Railway
    9.50% 10/1/08                                        300,000         341,250
  OMI 7.625% 12/1/13                                     400,000         432,500
  Seabulk International 9.50% 8/15/13                    500,000         540,000
 #Stena AB 144A 7.00% 12/1/16                            100,000          98,500
  Stena AB 9.625% 12/1/12                                350,000         397,250
^#Ultrapetrol 144A 9.00% 11/24/14                        450,000         452,250
                                                                     -----------
                                                                       2,591,000
                                                                     -----------
Utilities - 3.90%
  Avista 9.75% 6/1/08                                    500,000         583,385
 ^Calpine 10.50% 5/15/06                                 365,000         363,175
 #Calpine 144A
   o7.82% 7/15/07                                        222,188         198,302
    9.625% 9/30/14                                       210,000         209,738
 #Dynegy Holdings 144A 10.125% 7/15/13                   900,000       1,055,249
 ^El Paso Natural Gas 7.625% 8/1/10                      200,000         218,000
  Elwood Energy 8.159% 7/5/26                            386,219         420,013
  Midwest Generation
    8.30% 7/2/09                                         500,000         541,250
    8.75% 5/1/34                                         425,000         483,969
 +Mirant Americas Generation
    7.625% 5/1/06                                        400,000         415,000
^#NRG Energy 144A 8.00% 12/15/13                         550,000         610,499
  Orion Power Holdings 12.00% 5/1/10                     250,000         316,250
 ^PSE&G Energy Holdings 7.75% 4/16/07                    250,000         268,750
 ^Reliant Energy 9.50% 7/15/13                           250,000         288,125
  Tennessee Gas Pipeline 8.375% 6/15/32                  350,000         386,313
+#USGen New England 144A 7.459% 1/2/15                   250,000         160,000
                                                                     -----------
                                                                       6,518,018
                                                                     -----------
TOTAL CORPORATE BONDS (cost $55,446,114)                              57,323,616
                                                                     -----------
MUNICIPAL BONDS - 0.14%
New Jersey Economic Development
  Authority Special Facility Revenue
  (Continental Airlines Project)
    6.25% 9/15/29 (AMT)                                  300,000         231,000
                                                                     -----------
TOTAL MUNICIPAL BONDS (cost $254,559)                                    231,000
                                                                     -----------
U.S. TREASURY OBLIGATIONS - 3.18%
**U.S. Treasury Bill 1.90% 12/9/04                     5,315,000       5,312,794
                                                                     -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (cost $5,312,794)                                                    5,312,794
                                                                     -----------

                                                         Number of
                                                           Shares
WARRANTS - 0.00%
+#Solutia Warrants 144A, exercise price $7.59,
    expiration date 7/15/09                                  650               7
                                                                     -----------
TOTAL WARRANTS (cost $55,294)                                                  7
                                                                     -----------
TOTAL MARKET VALUE OF SECURITIES BEFORE
  SECURITIES LENDING COLLATERAL - 132.25%
  (cost $190,151,405)                                                220,764,929
                                                                     -----------

STATEMENT                    DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
  OF NET ASSETS (CONTINUED)

                                                       Principal        Market
                                                         Amount         Value
SECURITIES LENDING COLLATERAL*** - 11.38%
  Banc of America Securities LLC
    2.08% 12/1/04                                     $3,067,911    $3,067,911
  Barclays London 1.92% 1/31/05                          144,921       144,866
  Bear Stearns 2.12% 3/18/05                             652,749       653,299
  Beta Finance 2.30% 2/11/05                             622,558       619,714
  BNP Paribus 2.21% 1/25/05                              146,334       146,118
  Calyon 2.07% 4/19/05                                   724,287       724,256
  Credit Swiss First Boston NY
    1.60% 12/13/04                                       579,512       579,464
  Deutsche Bank Financial 2.13% 2/22/05                  144,861       144,902
  Deutsche Bank London 1.96% 12/31/04                    579,529       579,464
  Fannie Mae 1.94% 12/29/04                              577,716       576,786
  General Electric Capital 2.12% 2/3/05                  217,309       217,400
  Goldman Sachs Group LP
    1.80% 12/21/04                                       333,225       333,192
    2.24% 12/8/04                                        340,416       340,435
  IXIS Corporate & Investment Bank
    2.19% 12/31/04                                       724,327       724,330
  Landesbank Hessen 2.19% 12/30/04                       731,354       730,778
  Lehman Holdings 2.13% 12/23/05                         727,798       727,798
  Merrill Lynch Mortgage Capital
    2.16% 11/12/05                                       579,464       579,464
  Morgan Stanley
    2.14% 3/10/05                                        579,464       579,464
    2.21% 1/2/06                                         144,639       144,866
  Nordea Bank New York 2.07% 5/13/05                     724,299       724,229
  Pfizer 2.02% 1/2/06                                    695,056       695,357
  Proctor and Gamble 1.83% 1/2/06                        723,938       724,330
  Rabobank, New York 2.15% 3/2/05                        724,324       724,239
  Royal Bank of Canada 2.14% 6/27/05                     724,421       724,204
  Sigma Finance 1.97% 9/30/05                            680,953       680,715
  Societe Generale
    2.06% 6/14/05                                        363,508       363,403
    2.15% 12/8/04                                        579,417       579,428
  Union Bank of Switzerland
    1.13% 12/20/04                                       724,546       724,330
  Wells Fargo 2.06% 1/2/06                               724,330       724,330
  Wilmington Trust 2.05% 1/5/05                          724,402       724,358
                                                                  ------------
TOTAL SECURITIES LENDING COLLATERAL
  (cost $19,003,430)                                                19,003,430
                                                                  ------------
TOTAL MARKET VALUE OF SECURITIES -143.63%
  (cost $209,154,835)                                              239,768,359++
OBLIGATION TO RETURN SECURITIES LENDING
COLLATERAL - (11.38%)***                                           (19,003,430)

COMMERCIAL PAPER PAYABLE (PAR $55,000,000) - (32.85%)              (54,839,657)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 0.60%              1,003,847
                                                                  ------------
NET ASSETS APPLICABLE TO 12,876,300 SHARES
  OUTSTANDING; EQUIVALENT TO $12.96 PER
  SHARE - 100.00%                                                 $166,929,119
                                                                  ============

COMPONENTS OF NET ASSETS AT NOVEMBER 30, 2004:
Common stock, $0.01 par value, 500,000,000
  shares authorized to the Fund                                    $169,031,051
Treasury stock, 1,430,700 shares at cost                            (17,411,619)
Accumulated net realized loss on investments                        (15,303,837)
Net unrealized appreciation of investments                           30,613,524
                                                                   ------------
Total net assets                                                   $166,929,119
                                                                   ============

  *Step Coupon Bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

  #Security exempt from registration under Rule 144A of the Securities Act of 1933. See Note 8 in "Notes to Financial Statements."

  +Non-income producing security for the year ended November 30, 2004.

 **Zero coupon security. The interest rate shown is the yield at the time of purchase.

  ^Fully or partially on loan.

 ++Includes $18,826,039 of securities loaned.

  +Non-income producing security. Security is currently in default.

  oVariable Rate Note. The interest rate shown is the rate as of November 30, 2004.

***See Note 7 in "Notes to Financial Statements."

SUMMARY OF ABBREVIATIONS:
ADR - American Depositary Receipts
AMT - Subject to Alternative Minimum Tax
PIK - Pay-in-kind
REIT - Real Estate Investment Trust

STATEMENT                    DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
  OF OPERATIONS              Year Ended November 30, 2004

INVESTMENT INCOME:
  Dividends                                                                                     $5,091,562
  Interest                                                                                       5,319,381
  Foreign tax withheld                                                                              (5,151)
  Securities lending income                                                                         37,950        $10,443,742
                                                                                                ----------        -----------

EXPENSES:
  Management fees                                                                                1,170,405
  Commercial paper fees                                                                            117,281
  Accounting and administration expenses                                                           106,298
  Legal and professional fees                                                                       57,701
  Reports to shareholders                                                                           53,861
  Transfer agent fees                                                                               52,624
  NYSE fees                                                                                         14,937
  Directors' fees                                                                                   11,242
  Taxes (0ther than taxes on income)                                                                11,028
  Custodian fees                                                                                     8,241
  Pricing fees                                                                                       6,764
  Other                                                                                              7,672
                                                                                                ----------
  Total operating expenses (before interest expense)                                                                1,618,054
  Interest expense                                                                                                    774,559
                                                                                                                  -----------
  Total operating expenses (after interest expense)                                                                 2,392,613
  Less expense paid indirectly                                                                                           (316)
                                                                                                                  -----------
  Total expenses                                                                                                    2,392,297
                                                                                                                  -----------
NET INVESTMENT INCOME                                                                                               8,051,445
                                                                                                                  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
  Net realized gain (loss) on:
    Investments                                                                                                     9,069,097
    Foreign currencies                                                                                                 (1,350)
                                                                                                                  -----------
  Net realized gain                                                                                                 9,067,747
  Net change in unrealized appreciation/depreciation of investments and foreign currencies                         11,577,007
                                                                                                                  -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES                                             20,644,754
                                                                                                                  -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                              $28,696,199
                                                                                                                  ===========

See accompanying notes

STATEMENTS                   DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
  OF CHANGES IN NET ASSETS

                                                                                                             Year Ended
                                                                                                     11/30/04          11/30/03
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                                            $  8,051,445      $  9,156,076
  Net realized gain (loss) on investments and foreign currencies                                      9,067,747        (1,708,967)
  Net change in unrealized appreciation/depreciation of investments and foreign currencies           11,577,007        27,267,999
                                                                                                   ------------      ------------
  Net increase in net assets resulting from operations                                               28,696,199        34,715,108
                                                                                                   ------------      ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM (SEE NOTE 4):
  Net investment income                                                                              (8,531,887)       (9,189,360)
  Net realized gains                                                                                 (3,830,110)               --
  Return of capital                                                                                          --        (5,490,473)
                                                                                                   ------------      ------------
                                                                                                    (12,361,997)      (14,679,833)
                                                                                                   ------------      ------------
NET INCREASE IN NET ASSETS                                                                           16,334,202        20,035,275

NET ASSETS:
  Beginning of year                                                                                 150,594,917       130,559,642
                                                                                                   ------------      ------------
  End of year (there is no undistributed net investment income at either year end)                 $166,929,119      $150,594,917
                                                                                                   ============      ============

See accompanying notes

STATEMENT                    DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
  OF CASH FLOWS              Year Ended November 30, 2004

NET CASH PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations                                                                  $28,696,199
                                                                                                                      -----------

  Adjustments to reconcile net increase in net assets from operations to cash provided by operating activities:
    Amortization of premium and discount on securities purchased                                                         (215,851)
    Net proceeds from investment transactions                                                                           6,103,849
    Net realized gain from investment transactions                                                                     (9,069,097)
    Net realized loss on foreign currencies                                                                                 1,350
    Change in net unrealized appreciation/depreciation                                                                (11,577,007)
    Increase in receivable for investments sold                                                                           (20,670)
    Decrease in interest and dividends receivable                                                                         228,675
    Decrease in distribution payable                                                                                   (1,030,173)
    Decrease in payable for investments purchased                                                                        (707,398)
    Increase in interest payable                                                                                           33,577
    Increase in accrued expenses and other liabilities                                                                     29,497
                                                                                                                      -----------
  Total adjustments                                                                                                   (16,223,248)
                                                                                                                      -----------
Net cash provided by operating activities                                                                              12,472,951
                                                                                                                      -----------

CASH FLOWS USED FOR FINANCING ACTIVITIES:
  Cash provided by issuance of commercial paper                                                                       274,166,957
  Repayment of commercial paper upon maturity                                                                        (274,259,018)
  Cash dividends and distributions paid                                                                               (12,361,997)
                                                                                                                      -----------
Net cash used for financing activities                                                                                (12,454,058)
                                                                                                                      -----------
Effect of exchange rate on cash                                                                                            (1,350)
                                                                                                                      -----------
Net increase in cash                                                                                                       17,543
Cash at beginning of year                                                                                                      --
                                                                                                                      -----------
Cash at end of year                                                                                                   $    17,543
                                                                                                                      ===========

Cash paid for interest                                                                                                $   740,982
                                                                                                                      ===========

See accompanying notes

FINANCIAL
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
                                                                   ----------------------------------------------------------
                                                                                            Year Ended
                                                                   11/30/04    11/30/03     11/30/02(3) 11/30/01     11/30/00
NET ASSET VALUE, BEGINNING OF PERIOD                                $11.700     $10.140      $11.630     $11.590      $13.000

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(4)                                              0.625       0.711        0.635       0.617        0.803
Net realized and unrealized gain (loss) on investments and
  foreign currencies                                                  1.595       1.989       (0.650)      0.923       (0.713)
                                                                    -------     -------      -------     -------      -------
Total from investment operations                                      2.220       2.700       (0.015)      1.540        0.090
                                                                    -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                (0.663)     (0.714)      (0.660)     (0.617)      (0.803)
Net realized gain on investments                                     (0.297)         --           --      (0.080)      (0.560)
Return of capital                                                        --      (0.426)      (0.815)     (0.803)      (0.137)
                                                                    -------     -------      -------     -------      -------
Total dividends and distributions                                    (0.960)     (1.140)      (1.475)     (1.500)      (1.500)
                                                                    -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                      $12.960     $11.700      $10.140     $11.630      $11.590
                                                                    =======     =======      =======     =======      =======

MARKET VALUE, END OF PERIOD                                         $11.760     $11.840      $10.020     $13.850      $11.875
                                                                    =======     =======      =======     =======      =======

TOTAL RETURN BASED ON:(1)
Market value                                                          7.78%      30.20%      (18.98%)     30.20%       19.78%
Net asset value                                                      20.29%      27.13%       (2.36%)     12.02%        1.17%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                            $166,929    $150,595     $130,560    $149,718     $149,292
Ratio of expenses to average net assets                               1.51%       1.63%        1.86%       2.77%        3.02%
Ratio of expenses to adjusted average net assets
  (before interest expense)(2)                                        0.76%       0.79%        0.80%       0.83%        0.71%
Ratio of interest expense to adjusted average net assets(2)           0.36%       0.37%        0.54%       1.22%        1.58%
Ratio of net investment income to average net assets                  5.10%       6.70%        5.69%       5.07%        6.45%
Ratio of net investment income to adjusted average net assets(2)      3.78%       4.78%        4.12%       3.75%        4.88%
Portfolio turnover                                                      89%        175%         107%         61%          47%

LEVERAGE ANALYSIS:
Debt outstanding at end of period at par (000 omitted)              $55,000     $55,000      $55,000     $55,000      $55,000
Average daily balance of debt outstanding (000 omitted)             $54,893     $54,882      $54,857     $54,724      $54,463
Average daily balance of shares outstanding (000 omitted)            12,876      12,876       12,876      12,876       13,744
Average debt per share                                               $4.260      $4.262       $4.260      $4.250       $3.963
Asset coverage per $1,000 of debt outstanding at end of period       $4,044      $3,743       $3,379      $3,730       $3,738

(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(2) Adjusted average net assets excludes debt outstanding.

(3) As required, effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended November 30, 2002 was a decrease in net investment income per share of $0.025, an increase in net realized and unrealized gain (loss) per share of $0.025, a decrease in the ratio of net investment income to average net assets of 0.22%, and a decrease in the ratio of net investment income to adjusted net assets of 0.16%. Per share data and ratios for the periods prior to December 1, 2001 have not been restated to reflect this change in accounting.

(4) The average shares outstanding method has been applied for per share information.

See accompanying notes

NOTES                        DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
  TO FINANCIAL STATEMENTS    November 30, 2004


Delaware Investments Dividend and Income Fund, Inc. (the "Fund") is organized as a Maryland corporation and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's shares trade on the New York Stock Exchange under the symbol DDF.

The investment objective of the Fund is to seek high current income. Capital appreciation is a secondary objective.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S generally accepted accounting principles and are consistently followed by the Fund:

Security Valuation -- Equity securities, except those traded on the Nasdaq Stock Market, Inc. (NASDAQ), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and the asked prices will be used. U.S. Government and agency securities are valued at the mean between the bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Directors. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Distributions -- The Fund has a managed distribution policy. Under the policy, the Fund declares and pays monthly distributions and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains and if necessary, a return of capital. The current annualized rate is $0.96 per share. The Fund continues to evaluate its monthly distribution in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Borrowings -- The Fund issues short-term commercial paper at a discount from par. The discount is amortized as interest expense over the life of the commercial paper using the straight-line method (See Note 6).

Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Premiums and discounts on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

Through December 31, 2003, certain expenses of the Fund were paid through commission arrangements with brokers. The amount of these expenses was $316 for the year ended November 30, 2004. The expense paid under the above arrangement is included on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH
   AFFILIATES:
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.55%, which is calculated daily based on the adjusted average weekly net assets.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide accounting and administration services. The Fund pays DSC a monthly fee computed at the annual rate of 0.05% of the Fund's adjusted average weekly net assets, subject to an annual minimum of $85,000.

For purposes of the calculation of investment management fees and administration fees, adjusted average weekly net assets does not include the commercial paper liability.

At November 30, 2004, the Fund had liabilities payable to affiliates as follows:

  Investment management fee payable to DMC                 $101,149
  Accounting and administration fees and
    other expenses payable to DSC                            23,386
  Other expenses payable to DMC and affiliates*              14,478

*DMC, as part of its administration services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, stock exchange fees, custodian fees and directors fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal services expenses, including internal legal services, provided to the Fund by DMC employees. For the year ended November 30, 2004, the Fund was charged $9,189 for internal legal services provided by DMC.

Certain officers of DMC and DSC are officers and/or directors the Fund. These officers and directors are paid no compensation by the Fund.

NOTES                        DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
  TO FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENTS
For the year ended November 30, 2004, the Fund made purchases of $185,579,381 and sales of $191,295,145 of long-term investment securities other than long-term U.S. government securities and short-term investments. For the year ended November 30, 2004, the Fund made purchases of $109,699,522 and sales of $109,195,255 of long-term U.S. government securities.

At November 30, 2004, the cost of investments for federal income tax purposes was $209,244,109. At November 30, 2004, the net unrealized appreciation was $30,524,251, of which $37,171,249 related to unrealized appreciation of investments and $6,646,998 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The distributions made by the Fund during the fiscal year ended November 30, 2004 were in excess of the net investment income earned by the Fund for financial reporting purposes. This was offset by realized gains and therefore there was not a return of capital for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2004 and 2003 was as follows:

                                                            Year Ended
                                                       11/30/04      11/30/03
                                                       --------      --------
  Ordinary income                                    $12,361,997    $ 9,189,360
  Return of capital                                           --      5,490,473
                                                     -----------    -----------
  Total                                              $12,361,997    $14,679,833
                                                     ===========    ===========

As of November 30, 2004, the components of net assets on a tax basis were as follows:

  Shares of beneficial interest                                    $151,619,432
  Capital loss carryforwards                                        (15,214,564)
  Unrealized appreciation of investments                             30,524,251
                                                                   ------------
  Net assets                                                       $166,929,119
                                                                   ============

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended November 30, 2004, the Fund recorded the following permanent reclassifications. Reclassifications are primarily due to tax treatment of market discounts and premiums on certain debt instruments and distributions from net realized gains. Results of operations and net assets were not affected by these reclassifications.

  Undistributed net investment income                                  $481,792
  Accumulated net realized gain (loss)                                3,348,318
  Paid-in capital                                                    (3,830,110)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $13,424,663 expires in 2010 and $1,789,901 expires in 2011. For the year ended November 30, 2004, the Fund utilized $8,892,306 of capital loss carryforwards.

5. CAPITAL STOCK
The Fund did not repurchase any shares under the Share Repurchase Program or have any transactions in common shares during the year ended November 30, 2004.

Shares issuable under the Fund's dividend investment plan are purchased by the Fund's transfer agent, Mellon Investor Services, LLC, in the open market.

6. COMMERCIAL PAPER
As of November 30, 2004, $55,000,000 (par value) of commercial paper was outstanding with an amortized cost of $54,839,657. The weighted average discount rate of commercial paper outstanding at November 30, 2004 was 2.17%. The average daily balance of commercial paper outstanding during the year ended November 30, 2004 was $54,893,405 at a weighted discount rate of 1.34%. The maximum amount of commercial paper outstanding at any time during the year was $55,000,000. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with J.P. Morgan Chase for $30,000,000. Interest on borrowings is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.15% per annum on the unused balance. For the year ended November 30, 2004, the Fund was charged fees of $38,083 which are included in "commercial paper fees" on the Statement of Operations. During the year ended November 30, 2004, there were no borrowings under this arrangement.

7. SECURITIES LENDING
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At November 30, 2004, the market value of securities on loan was $18,826,039, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption "Securities Lending Collateral."

NOTES                        DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
  TO FINANCIAL STATEMENTS (CONTINUED)

8. CREDIT AND MARKET RISKS
The Fund invests in high-yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

The Fund invests in real estate investment trusts (REITs) and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct holdings during the year ended November 30, 2004. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

9. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

REPORT
  OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Delaware Investments Dividend and Income Fund, Inc.

We have audited the accompanying statement of net assets of the Delaware Investments Dividend and Income Fund, Inc. (the "Fund") as of November 30, 2004, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Investments Dividend and Income Fund, Inc. at November 30, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                   Ernst & Young LLP


Philadelphia, Pennsylvania
January 11, 2005

OTHER                        DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
  FUND INFORMATION

TAX INFORMATION (UNAUDITED)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2004, the Fund designates distributions paid during the year as follows:

        (A)            (B)
     Long-Term      Ordinary        (C)
   Capital Gains     Income      Return of        Total         (D)
   Distributions  Distributions   Capital     Distribution   Qualifying
    (Tax Basis)    (Tax Basis)  (Tax Basis)    (Tax Basis)  Dividends(1)
   -------------  -------------  ----------   ------------  ------------
        --            100%          --            100%           33%

(A) (B) and (C) are based on a percentage of the Fund's total distributions.
(D) is based on a percentage of the Fund's ordinary income distributions.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

For the fiscal year ended November 30, 2004, certain dividends may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $12,361,997 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

CORPORATE GOVERNANCE (UNAUDITED)
The Fund's audit committee charter is available on its web site at http://www.delawareinvestments.com, and the charter is also available in print to any shareholder who requests it. The Fund submitted its Annual CEO certification for 2004 to the NYSE on September 17, 2004 stating that the CEO was not aware of any violation by the Fund of the NYSE's corporate governance listing standards. In addition, the Fund has filed the required CEO/CFO certifications regarding the quality of the Fund's public disclosure as exhibits to the Form N-CSRs and Form N-Qs filed by the Fund over the past fiscal year. The Fund's Form N-CSR and Form N-Q filings are available on the Commission's web site at http://www.sec.gov.

PROXY RESULTS (UNAUDITED)
The Fund held its Annual Meeting of Shareholders on August 19, 2004.
At the Annual Meeting, the Fund's shareholders elected eight Directors. The results of the voting at the meeting were as follows:

                                SHARES        SHARES          SHARES
NOMINEE                        VOTED FOR   VOTED AGAINST   VOTED ABSTAIN
------------------------------------------------------------------------
Jude T. Driscoll               10,087,437     168,762            --
------------------------------------------------------------------------
Walter P. Babich               10,071,529     184,670            --
------------------------------------------------------------------------
John H. Durham                 10,093,403     162,796            --
------------------------------------------------------------------------
John A. Fry                    10,094,254     161,945            --
------------------------------------------------------------------------
Anthony D. Knerr               10,087,859     168,340           --
------------------------------------------------------------------------
Ann R. Leven                   10,094,688     161,511            --
------------------------------------------------------------------------
Thomas F. Madison              10,093,395     162,804            --
------------------------------------------------------------------------
Janet L. Yeomans               10,099,088     157,111            --
------------------------------------------------------------------------

BOARD OF DIRECTORS AND OFFICERS ADDENDUM

A fund is governed by a Board of Directors which has oversight responsibility for the management of a fund's business affairs. Directors establish procedures and oversee and review the performance of the investment manager and others that perform services for the fund. The independent fund Directors, in particular, are advocates for shareholder interests. The following is a list of the Directors and Officers with certain background and related information.

                                                                                                    Number of           Other
                                                                             Principal          Portfolios in Fund   Directorships
   Name,                      Position(s)                                   Occupation(s)        Complex Overseen      Held by
  Address                      Held with          Length of Time               During               by Director        Director
and Birthdate                    Fund                 Served                Past 5 Years            or Officer        or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

   JUDE T. DRISCOLL(2)    Chairman, President        4 Years -           Since August 2000,             75             None
   2005 Market Street   Chief Executive Officer Executive Officer   Mr. Driscoll has served in
    Philadelphia, PA       and Director(4)                         various executive capacities
       19103                                         1 year -          at different times at
                                                      Trustee         Delaware Investments(1)
   March 10, 1963
                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

   WALTER P. BABICH              Director            16 Years              Board Chairman -            92             None
   2005 Market Street                                              Citadel Construction Corporation
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927


   JOHN H. DURHAM                Director            25 Years(3)           Private Investor            92       Trustee - Abington
  2005 Market Street                                                                                              Memorial Hospital
  Philadelphia, PA
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation


   JOHN A. FRY                   Director(4)          3 Years                 President -              75          Director -
 2005 Market Street                                                    Franklin & Marshall College              Community Health
 Philadelphia, PA                                                        (June 2002 - Present)                       Systems
      19103
                                                                        Executive Vice President -
                                                                        University of Pennsylvania
   May 28, 1960                                                          (April 1995 - June 2002)


  ANTHONY D. KNERR               Director            11 Years        Founder/Managing Director -       92             None
 2005 Market Street                                                   Anthony Knerr & Associates
  Philadelphia, PA                                                      (Strategic Consulting)
       19103                                                               (1990 - Present)

December 7, 1938


                                                                                                    Number of           Other
                                                                             Principal          Portfolios in Fund   Directorships
   Name,                      Position(s)                                   Occupation(s)        Complex Overseen      Held by
  Address                      Held with          Length of Time               During               by Director        Director
and Birthdate                    Fund               Served                Past 5 Years            or Officer        or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS (CONTINUED)

   ANN R. LEVEN                  Director             15 Years     Treasurer/Chief Fiscal Officer -    92           Director and
 2005 Market Street                                                     National Gallery of Art                   Audit Committee
 Philadelphia, PA                                                           (1994 - 1999)                        Chairperson - Andy
     19103                                                                                                        Warhol Foundation

                                                                                                                     Director -
                                                                                                                   Systemax Inc.
   November 1, 1940


   THOMAS F. MADISON             Director            10 Years               President/Chief            92           Director -
   2005 Market Street                                                     Executive Officer -                     Banner Health
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                     Director -
                                                                            and Consulting)                      CenterPoint Energy
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                                Director -
                                                                                                                Digital River Inc.

                                                                                                                Director - Rimage
                                                                                                                   Corporation

                                                                                                                 Director - Valmont
                                                                                                                   Industries, Inc.


   JANET L. YEOMANS              Director             5 Years           Vice President/Mergers &       92             None
   2005 Market Street                                                 Acquisitions - 3M Corporation
   Philadelphia, PA                                                     (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

    JOSEPH H. HASTINGS          Executive             1 Year          Mr. Hastings has served in       92             None(5)
    2005 Market Street       Vice President                          various executive capacities
     Philadelphia, PA              and                                  at different times at
         19103               Chief Financial                            Delaware Investments.
                                 Officer


   Decenber 19, 1949

   RICHELLE S. MAESTRO   Executive Vice President,    1 Year         Ms. Maestro has served in         92             None(5)
   2005 Market Street       Chief Legal Officer                    various executive capacities
    Philadelphia, PA          and Secretary                           at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   MICHAEL P. BISHOF        Senior Vice President     8 Years          Mr. Bishof has served in        92             None(5)
   2005 Market Street           and Treasurer                        various executive capacities
    Philadelphia, PA                                                    at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the registrant's investment advisor and its administrator.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager.

(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.

(4) Mr. Driscoll and Mr. Fry are not Trustees of the funds of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

(5) Mr. Hastings, Mr. Bishof and Ms. Maestro also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor and administrator as the registrant.

Delaware                                               DDF
Investments(SM)                                       Listed
--------------------------------------                 NYSE
A member of Lincoln Financial Group(R)     THE NEW YORK STOCK EXCHANGE


This annual report is for the information of Delaware Investments Dividend and Income Fund, Inc. shareholders. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23 (c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its Common Stock on the open market at market prices.

BOARD OF DIRECTORS                               AFFILIATED OFFICERS                           CONTACT INFORMATION
JUDE T. DRISCOLL                                 JOSEPH H. HASTINGS                            INVESTMENT MANAGER
Chairman                                         Executive Vice President and                  Delaware Management Company
Delaware Investments Family of Funds             Chief Financial Officer                       Philadelphia, PA
Philadelphia, PA                                 Delaware Investments Family of Funds
                                                 Philadelphia, PA                              PRINCIPAL OFFICE OF THE FUND
WALTER P. BABICH                                                                               2005 Market Street
Board Chairman                                   RICHELLE S. MAESTRO                           Philadelphia, PA 19103
Citadel Construction Corporation                 Executive Vice President,
King of Prussia, PA                              Chief Legal Officer and Secretary             INDEPENDENT REGISTERED PUBLIC
                                                 Delaware Investments Family of Funds          ACCOUNTING FIRM
JOHN H. DURHAM                                   Philadelphia, PA                              Ernst & Young LLP
Private Investor                                                                               2001 Market Street
Gwynedd Valley, PA                               MICHAEL P. BISHOF                             Philadelphia, PA 19103
                                                 Senior Vice President and Treasurer
JOHN A. FRY                                      Delaware Investments Family of Funds          REGISTRANT AND STOCK TRANSFER AGENT
President                                        Philadelphia, PA                              Mellon Investor Services, LLC
Franklin & Marshall College                                                                    Overpeck Centre
Lancaster, PA                                                                                  85 Challenger Road
                                                                                               Ridgefield, NJ 07660
ANTHONY D. KNERR                                                                               800 851-9677
Managing Director
Anthony Knerr & Associates                                                                     FOR SECURITIES DEALERS AND FINANCIAL
New York, NY                                                                                   INSTITUTIONS REPRESENTATIVES ONLY
                                                                                               800 362-7500
ANN R. LEVEN+
Former Treasurer/Chief Fiscal Officer                                                          WEB SITE
National Gallery of Art                                                                        www.delawareinvestments.com
Washington, DC

THOMAS F. MADISON+
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

JANET L. YEOMANS+
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

--------------------------------------------------------------------------------
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.

The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Your Reinvestment Options
Delaware Investments Dividend and Income Fund, Inc. offers an automatic dividend reinvestment program. If you would like to reinvest dividends, and shares are registered in your name, contact Mellon Investor Services, LLC at 800 851-9677. You will be asked to put your request in writing. If you have shares registered in "street" name, contact the broker/dealer holding the shares or your financial advisor.
--------------------------------------------------------------------------------

+Audit Committee Member

(9098)                                                        Printed in the USA
AR-DDF [11/04] IVES 1/05                                                   J9931

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Ann R. Leven
         Thomas F. Madison
         Janet L. Yeomans (1)



Item 4. Principal Accountant Fees and Services

         (a) Audit fees.
             ----------

         The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $29,250 for the fiscal year ended November 30, 2004.

         The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $26,025 for the fiscal year ended November 30, 2003.

_______________________

(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

         (b) Audit-related fees.
             ------------------

         The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) of this Item were $8,320 for the fiscal year ended November 30, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of agreed upon procedures reports with respect to the Fund's commercial paper program as required by the applicable rating agencies.

         The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $21,350 for the Registrant's fiscal year ended November 30, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of agreed upon procedures reports to the Registrant's Board in connection with the annual fund accounting service agent contract renewal and the pass-through of internal legal cost relating to the operations of the Registrant.

     The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) of this Item were $9,850 for the fiscal year ended November 30, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of agreed upon procedures reports with respect to the Fund's commercial paper program as required by the applicable rating agencies.

         The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $15,750 for the Registrant's fiscal year ended November 30, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of agreed upon procedures reports to the Registrant's Board in connection with the annual fund accounting service agent contract renewal and the pass-through of internal legal cost relating to the operations of the Registrant.

         (c) Tax fees.
             --------

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant were $1,750 for the fiscal year ended November 30, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended November 30, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant were $1,250 for the fiscal year ended November 30, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and annual review of excise distribution calculations.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended November 30, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         (d) All other fees.
             --------------

         The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended November 30, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant's independent auditors to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended November 30, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended November 30, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant's independent auditors to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended November 30, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         (e) The Registrant's Audit Committee has not established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X.

         (f) Not applicable.

         (g) The aggregate non-audit fees billed by the Registrant's independent auditors for services rendered to the Registrant and to its investment adviser(s) and other service providers under common control with the adviser(s) were $236,704 and $166,575 for the Registrant's fiscal years ended November 30, 2004 and November 30, 2003, respectively.

         (h) In connection with its selection of the independent auditors, the Registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5. Audit Committee of Listed Registrants

         The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant's Audit Committee are Ann R. Leven, Thomas F. Madison and Janet L. Yeomans.

Item 6.  Schedule of Investments

         Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         The registrant has formally delegated to its investment adviser(s) (including any sub-adviser) (the "Adviser") the ability to make all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Adviser has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Adviser's proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

         In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. Beginning no later than August 31, 2004, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the registrant's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

         The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser will also vote against management's recommendation when it believes that such position is not in the best interests of the registrant.

         As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to management compensation plans are generally determined on a case-by-case basis; (vii) generally vote for reports on the level of greenhouse gas emissions from a company's operations and products; and (viii) generally vote for proposals requesting the company to report on its policies and practices related to social, environmental and economic sustainability.

         Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all registrant proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the registrant.



Item 8.  Portfolio Managers of Closed-End Management Investment Companies

         Applicable to Form N-CSRs filed for fiscal years ending on or after December 31, 2005.


Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

         Not applicable.

Item 11.  Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant's fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits



(a)  (1) Code of Ethics

         Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

     (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT: Delaware Investments Dividend and Income Fund, Inc.

JUDE T. DRISCOLL
------------------------------
By:    Jude T. Driscoll
Title: Chairman


Date:  2/1/05


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

JUDE T. DRISCOLL
------------------------------
By:    Jude T. Driscoll
Title: Chairman


Date:  2/1/05



JOSEPH H. HASTINGS
------------------------------
By:    Joseph H. Hastings
Title: Chief Financial Officer


Date:  2/1/05